Exhibit 10.22

Principal Life Insurance Company Raleigh, NC 27612 1-800-999-4031 A member of the Principal Financial Group®	The Executive Nonqualified “Excess” PlanSM
ADOPTION AGREEMENT
     THIS AGREEMENT is the adoption by SandRidge Energy, Inc. (the “Employer”) of the Executive Nonqualified Excess Plan (“Plan”).
WITNESSETH:
     WHEREAS, the Employer desires to adopt the Plan as an unfunded, nonqualified deferred compensation plan; and
     WHEREAS, the provisions of the Plan are intended to comply with the requirements of Section 409A of the Code and the regulations thereunder, and shall apply to amounts deferred after January 1, 2005, and to amounts deferred under the terms of any predecessor plan which are not earned and vested before January 1, 2005; and
     WHEREAS, the Employer has been advised by Principal Life Insurance Company to obtain legal and tax advice from its professional advisors before adopting the Plan, and Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement;
     NOW, THEREFORE, the Employer hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:
ARTICLE I
     Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

ARTICLE II
The Employer hereby makes the following designations or elections for the purpose of the Plan:
2.6	Committee: The duties of the Committee set forth in the Plan shall be satisfied by:

☐	(a)	The administrative committee of at least three individuals appointed by the Board to serve at the pleasure of the Board.

☑	(b)	Employer.

☐	(c)	Other (specify):
2.7	Compensation: The “Compensation” of a Participant shall mean all of a Participant’s:

☑	(a)	Base salary.

☐	(b)	Service Bonus.

☑	(c)	Performance-Based Compensation earned in a period of 12 months or more.

☐	(d)	Commissions.

☐	(e)	Compensation received as an Independent Contractor reportable on Form 1099.

☐	(f)	Employer Contributions Only.
2.8	Crediting Date: The Deferred Compensation Account of a Participant shall be credited with the amount of any Participant Deferral to such account at the time designated below:

☐	(a)	The last business day of each Plan Year.

☐	(b)	The last business day of each calendar quarter during the Plan Year.

☐	(c)	The last business day of each month during the Plan Year.

☐	(d)	The last business day of each payroll period during the Plan Year.

☐	(e)	Each pay day as reported by the Employer.

☑	(f)	Any business day on which the Participant Deferral is received by the Provider.

☐	(g)	Other: .

2.12 Effective Date:

☑	(a)	This is a newly-established Plan, and the Effective Date of the Plan is February 1, 2007.

☐	(b)	This is an amendment and restatement of a plan named _______________________ with an effective date of ___________.
The Effective Date of this amended and restated Plan is ___________.
This is amendment number ___.
2.18 Normal Retirement Age: The Normal Retirement Age of a Participant shall be:

☑	(a)	Age 60.

☐	(b)	The later of age ___ or the _____ anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

☐	(c)	Other: _________________________________________________.
2.22 Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

Name of Employer	Address	Telephone No.	EIN
SandRidge Energy, Inc.	1601 N. W. Expressway, Suite 1600	(405) 753-5500	76-0002820
Oklahoma City, OK 73118

TLW Investments, Inc.	1601 N.W. Expressway, Suite 1600	(405) 753-5500	73-1215253
Oklahoma City, OK 73118

Alsate Management & Investment Company	1601 N.W. Expressway, Suite 1600	(405) 753-5500	75-2541245
Oklahoma City, OK 73118

Lariat Services, Inc.	1601 N. W. Expressway, Suite 1600	(405) 753-5500	75-2500702
Oklahoma City, OK 73118

Name of Employer	Address	Telephone No.	EIN
PetroSource Energy Company, LP.	1601 N.W. Expressway, Suite 1600	(405) 753-5500	78-4249612
Oklahoma City, OK 73118

Riata Energy Operating	1601 N.W. Expressway, Suite 1600	(405) 753-5500	78-4178589
Oklahoma City, OK 73118

Hondo Heavy Haul, Inc	1601 N.W. Expressway, Suite 1600	(405) 753-5500	61-5561755
Oklahoma City, OK 73118

Lariat Compression Co.	1601 N.W. Expressway, Suite 1600	(405) 753-5500	13-5906621
Oklahoma City, OK 73118

Chaparral Supply, LLC	1601 N.W. Expressway, Suite 1600	(405) 753-5500	15-3104026
Oklahoma City, OK 73118

TransPecos Logging LLC	1601 N.W. Expressway, Suite 1600	(405) 753-5500	78-4178977
Oklahoma City, OK 73118

Integra Energy, LLC	1601 N.W. Expressway, Suite 1600	(405) 753-5500	61-9295517
Oklahoma City, OK 73118

Stockton Plaza Management, LLC	1601 N.W. Expressway, Suite 1600	(405) 753-5500	78-4177532
Oklahoma City, OK 73118

Name of Employer	Address	Telephone No.	EIN
Cup of the Day	1601 N.W. Expressway, Suite 1600	(405) 753-5500	60-3525275
Oklahoma City, OK 73118
2.24 Plan: The name of the Plan as applied to the Employer is
The SandRidge Engergy, Inc. Nonqualified Excess Plan
2.25 Plan Administrator: The Plan Administrator shall be:

☐	(a)	Committee.

☑	(b)	Employer.

☐	(c)	Other: ___________________________________.
2.27 Plan Year: The Plan Year shall end each year on the last day of the month of December.
2.35 Trust:

☑	(a)	The Employer does desire to establish a “rabbi” trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

☐	(b)	The Employer does not desire to establish a “rabbi” trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

☐	(c)	The Employer desires to establish a “rabbi” trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan upon the occurrence of a Change in Control.

4.1 Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.7 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

☑	(a)	Base salary:

maximum deferral: $______ or 75%

☐	(b)	Service Bonus:

maximum deferral: $______ or ______%

☑	(c)	Performance-Based Compensation:

maximum deferral: $______ or ______%

☐	(d)	Other: ____________________________________.

maximum deferral: $______ or ______%

☐	(e)	Participant deferrals not allowed.

4.2 Employer Credits: The Employer will make Employer Credits in the following manner:

☑	(a)	Employer Discretionary Credits: The Employer may make discretionary credits to the Deferred Compensation Account of each Participant in an amount determined as follows:

☑	(i)	An amount determined each Plan Year by the Employer.

☐	(ii)	Other: ______________________________________.

☑	(b)	Employer Profit Sharing Credits: The Employer may make profit sharing credits to the Deferred Compensation Account of each Participant in an amount determined as follows:

☑	(i)	An amount determined each Plan Year by the Employer.

☐	(ii)	Other: _________________________________.

☐	(c)	Other: _______________________________________.

☐	(d)	Employer Credits not allowed.
5.3 Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date payments to the Beneficiary commence, plus:

☐	(a)	An amount to be determined by the Committee.

☐	(b)	Other: ____________________________________.

☑	(c)	No additional benefits.

5.4 In-Service Distributions: In-service accounts are permitted under the Plan:

☐	(a)	Yes, with respect to:

		☐	Participant Deferral Credits only.

		☐	Employer Credits only.

		☐	Participant Deferral and Employer Credits.

In-service distributions may be made in the following manner:

		☐	Single lump sum payment.

		☐	Annual installment payments over no more than years.

If applicable, amounts not vested at the specified time of distribution will be:

		☐	Forfeited

		☐	Distributed annually when vested

☑	(b)	No in-service distributions permitted.
5.5 Education Distributions: Education accounts are permitted under the Plan:

☐	(a)	Yes, with respect to:

		☐	Participant Deferral Credits only.

		☐	Employer Credits only.

		☐	Participant Deferral and Employer Credits.

Education distributions may be made in the following manner:

		☐	Single lump sum payment.

		☐	Annual installment payments over no more than years.

If applicable, amounts not vested at the specified time of distribution will be:

		☐	Forfeited

		☐	Distributed annually when vested

☑	(b)	No education distributions permitted.
5.6 Change in Control: Participant may elect to receive distributions under the Plan upon a Change in Control:

☑	(a)	Yes, Participants may elect upon initial enrollment to have accounts distributed upon a Change in Control.

☐	(b)	Participants may not elect to have accounts distributed upon a Change in Control.

6.1 Payment Options: Any benefit payable under the Plan upon a Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the Participant in the Participant Deferral Agreement:

1.	Separation from Service other than Retirement (Retirement is defined by the Employer)

☑	(a)	A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.

☐	(b)	Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed years.

☐	(c)	Other: .

2.	Separation from Service due to Retirement

☑	(a)	A lump sum in cash as soon as practicable following the date of the Qualifying Distribution Event.

☑	(b)	Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed 5 years.

☐	(c)	Other: .

3.	Death

☑	(a)	A lump sum in cash upon the date of the Qualifying Distribution Event.

☐	(b)	Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed years.

☐	(c)	Other: .

4.	Disability

☑	(a)	A lump sum in cash upon the date of the Qualifying Distribution Event.

☐	(b)	Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed years.

☐	(c)	Other: .

5.	Change in Control

☑	(a)	A lump sum in cash upon the date of the Qualifying Distribution Event.

☐	(b)	Approximately equal annual installments over a term certain as elected by the Participant upon his entry into the Plan not to exceed years.

☐	(c)	Other: .

☐	(d)	Not applicable (if not permitted in 5.6)
          6.2 De Minimis Amounts. Notwithstanding any payment election made by the Participant, the vested balance in the Deferred Compensation Account of the Participant will be distributed in a single lump sum payment if the payment accompanies the termination of the Participant’s entire interest in the Plan and the amount of such payment does not exceed $50,000.

          7. Vesting: An Active Participant shall be fully vested in the Employer Credits made to the Deferred Compensation Account upon the first to occur of the following events:

☑	(a)	Normal Retirement Age.

☑	(b)	Death.

☑	(c)	Disability.

☑	(d)	Change in Control

☐	(e)	Other: _______________________________.

☑	(f)	Satisfaction of the vesting requirement specified below:

☑	Employer Discretionary Credits:

	☐	(i)	Immediate 100% vesting.

	☐	(ii)	100% vesting after _____ Years of Service.

	☐	(iii)	100% vesting at age _____.

	☑	(iv)	Number of Years of Service	Vested Percentage
			Less than 1	0%
			1	25%
			2	50%
			3	75%
			4	100%
			5	_____%
			6	_____%
			7	_____%
			8	_____%
			9	_____%
			10 or more	_____%

	For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

	☑	(1)	First Day of Service with SandRidge Energy, Inc. or any entity listed in section 2.22.

	☐	(2)	Effective Date of the Plan Participation.

	☐	(3)	Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Discretionary Credit is made to his or her Deferred Compensation Account. Notwithstanding the vesting schedule elected above, all Employer Discretionary Credits to the Deferred Compensation Account shall be 100% vested upon the following event(s): _________________.

☑ Employer Profit Sharing Credits:

☐	(i)	Immediate 100% vesting.

☐	(ii)	100% vesting after Years of Service.

☐	(iii)	100% vesting at age .

☑	(iv)	Number of Years of Service	Vested Percentage
		Less than 1	0%
		1	25%
		2	50%
		3	75%
		4	100%
		5%
		6%
		7%
		8%
		9%
		10 or more	%

For this purpose. Years of Service of a Participant shall be calculated from the date designated below:

☑	(1)	First Day of Service with SandRidge Energy. Inc. or any entity listed in section 2.22.

☐	(2)	Effective Date of the Plan Participation.

☐	(3)	Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Profit Sharing Credit is made to his or her Deferred Compensation Account. Notwithstanding the vesting schedule elected above, all Employer Profit Sharing Credits to the Deferred Compensation Account shall be 100% vested upon the following event(s): _____________________.

☐	Other Employer Credits:

	☐	(i)	Immediate 100% vesting.

	☐	(ii)	100% vesting after Years of Service.

	☐	(iii)	100% vesting at age .

	☐	(iv)	Number of Years of Service	Vested Percentage

			Less than 1	%
			1	%
			2	%
			3	%
			4	%
			5	%
			6	%
			7	%
			8	%
			9	%
			10 or more	%

For this purpose, Years of Service of a Participant shall be calculated from the date designated below:

	☐	(1)	First Day of Service.

	☐	(2)	Effective Date of the Plan Participation.

	☐	(3)	Each Crediting Date. Under this option (3), each Employer Credit shall vest based on the Years of Service of a Participant from the Crediting Date on which each Employer Credit is made to his or her Deferred Compensation Account. Notwithstanding the vesting schedule elected above, all other Employer Credits to the Deferred Compensation Account shall be 100% vested upon the following event(s): .
          14. Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the Plan to the contrary, Section 2.5 of the Plan shall be amended to read as provided in attached Exhibit A.

          17.9 Construction: The provisions of the Plan and Trust (if any) shall be construed and enforced according to the laws of the State of Oklahoma, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.
          IN WITNESS WHEREOF, this Agreement has been executed as of the day and year stated below.

SandRidge Energy, Inc. Name of Employer
By:	/s/ Mary L. Whitson
Authorized Person
Date: 1/4/07

NOTE: Execution of this Adoption Agreement creates a legal liability of the Employer with significant tax consequences to the Employer and Participants. The Employer should obtain legal and tax advice from its professional advisors before adopting the Plan. Principal Life Insurance Company disclaims all liability for the legal and tax consequences which result from the elections made by the Employer in this Adoption Agreement.

14

Exhibit A
1. ITEM A: Change of Control. For the purpose of this Agreement, a “Change of Control” means the occurrence of any of the following:
               (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”), other than Executive or his affiliates or Malone Mitchell 3rd or his affiliates (the “Exempt Persons”), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”). For purposes of this paragraph (a) the following acquisitions by a Person will not constitute a Change of Control: (i) any acquisition directly from the Company; (ii) any acquisition by the Company; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of paragraph (c) of this paragraph 6.3.1.
               (b) The individuals who, as of the date hereof, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors. Any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered a member of the Incumbent Board as of the date hereof, but any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board will not be deemed a member of the Incumbent Board as of the date hereof.
               (c) The consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless following such Business Combination: (i) the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) other than one or more of the Exempt Persons beneficially owns, directly or indirectly, 40% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.
               (d) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.